UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2026
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Precision BioSciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38841	20-4206017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St. Suite A-100
Durham, North Carolina		27701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 919 314-5512
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	DTIL	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
As previously reported, on November 5, 2026, Precision BioSciences, Inc. (the “Company”) entered into an underwriting agreement relating to the issuance and sale by the Company of 10,235,077 shares of its common stock, $0.000005 par value per share (the “Common Stock”), at a price of $7.75 per share and, in lieu of Common Stock to certain investors, pre-funded warrants to purchase up to 5,893,964 shares of its Common Stock at a price of $7.749995 per pre-funded warrant (the “Offering”).
The Company expects net proceeds from the Offering in addition to existing cash and cash equivalents, continued fiscal and operating discipline, and availability of its at-the-market facility will provide sufficient cash runway into the fourth quarter of 2029. Based on its expected cash runway, the Company projects it is sufficiently capitalized to fund both PBGENE-HBV and PBGENE-DMD clinical programs through key next stage inflection points.
Forward-Looking Statements
Statements in this Current Report on Form 8-K regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the sufficiency of its expected cash runway into the fourth quarter of 2029 to fund both PBGENE-HBV and PBGENE-DMD clinical program through key next stage inflection points. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, including, without limitation, the risks referred to under the section “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026, June 30, 2026 and September 30, 2026, as such factors may be updated from time to time in the Company’s other filings with the Securities and Exchange Commission (“SEC”), which filings are accessible on the SEC’s website at www.sec.gov and the Investors & Media page of the Company’s website. All forward-looking statements speak only as of the date of this Current Report on Form 8-K, and except as required by applicable law, we have no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date:	November 9, 2026	By:	/s/ Naresh Tanna
Naresh Tanna Chief Financial Officer